UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On September 13, 2021 Jaguar Health, Inc. (the “Company”) entered into a securities purchase agreement (the “PIPE Purchase Agreement”) with certain investors named therein (collectively, “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement an aggregate of 309,242 unregistered shares (the “PIPE Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for an aggregate purchase price of approximately $776,197 (the “Private Placement”) or $2.51 per share, a $0.01 premium to market price (defined as the Minimum Price under Nasdaq Listing Rule 5635(d)). Investors in the Private Placement include Lisa Conte, Chief Executive Officer of the Company, and Carol Lizak, Chief Financial Officer of the Company, who each invested approximately $20,000 in the Private Placement. The Company intends to use the proceeds from the private placement for working capital and general corporate purposes.

The PIPE Purchase Agreement includes representations, warranties, and covenants customary for a transaction of this type. In addition, the Company agreed to file a registration statement on Form S-3 with the U.S. Securities and Exchange Commission no later than 90 calendar days following the closing of the Private Placement to register the resale of the PIPE Shares. The PIPE Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

The foregoing summary of the PIPE Purchase Agreement is not complete and is subject to, and qualified in its entirety by the PIPE Purchase Agreement, a copy of which attached as Exhibit 10.1 herewith and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 7.01. Regulation FD Disclosure.

On September 14, 2021, the Company issued a press release announcing the Private Placement, a copy of which is furnished as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated September 13, 2021, by and between Jaguar Health, Inc. and the investors named therein.
99.1	Press Release, dated September 14, 2021.
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: September 17, 2021

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